SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): June 12, 1998

                          Clearview Cinema Group, Inc.
               (Exact name of registrant as specified in charter)


       Delaware                001-13187               22-3338356
    (State or other         (Commission file         (IRS employer
    jurisdiction of             number)           identification no.)
    incorporation)


97 Main Street                                             07928
Chatham, New Jersey                                     (Zip code)
(Address of principal executive
offices)


Registrant's telephone number,
including area code:  (973) 377-4646



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Item 5.   Other Events

      On June 12, 1998, Clearview Cinema Group, Inc. (the "Company") completed the offer and sale of $80 million in aggregate principal amount of its 10 7/8% Senior Notes due 2008 (the "Notes") pursuant to, and in accordance with the terms of an Indenture dated as of June 12, 1998 (the "Indenture") by and among the Company, its subsidiaries as guarantors (the "Subsidiary Guarantors"), and The Bank of New York, as Trustee. The Indenture is included as Exhibit 4.01 hereto and is incorporated by reference herein in its entirety.

      Pursuant to a Registration Rights Agreement, dated as of June 12, 1998 (the "Registration Rights Agreement"), by and among the Company, the Subsidiary Guarantors and the Initial Purchaser (as defined), the Company agreed to prepare and file with the Securities and Exchange Commission not later than August 11, 1998, a registration statement on Form SB-2 (the "Exchange Offer Registration Statement") with respect to an offer to exchange the Notes (the "Exchange Offer") for a new issue of debt securities of the Company (the "New Notes") registered under the Securities Act of 1933, as amended, with terms identical in all material respects to those of the Notes. If the Exchange Offer is not permitted by applicable law and in certain other circumstances, the Company also agreed to file a registration statement on Form SB-2 as a "shelf" registration under Rule 415 of the Securities Exchange Act of 1934, as amended, covering the resale of the Notes. A copy of the Registration Rights Agreement is included as
Exhibit 10.01 hereto and is incorporated by reference herein in its entirety.

      On June 12, 1998, the Company also amended and restated its Credit Agreement with The Provident Bank (the "New Credit Facility") to provide for a secured revolving credit loan of $15 million. A copy of the New Credit Facility is included as Exhibit 10.02 hereto and is incorporated by reference herein in its entirety.

Item 7.   Financial Statements and Exhibits.

      (c)   Exhibits.

            4.01 Indenture dated as of June 12, 1998 by and among Clearview Cinema Group, its subsidiaries as guarantors, and The Bank of New York, as Trustee.

            10.01 Registration Rights Agreement,  dated as June 12, 1998, by and between Clearview Cinema Group, Inc., its subsidiaries as guarantors, and Lehman Brothers, Inc.

            10.02 Second Amended and Restated Credit Agreement, dated as of June
                  12, 1998, by and between Clearview Cinema Group, Inc.
                  and The Provident Bank.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    CLEARVIEW CINEMA GROUP, INC.


                                    By: /s/ A. Dale Mayo
                                       --------------------------------
                                     Name:   A. Dale Mayo
                                     Title:  Chairman of the Board, President
                                             and Chief Executive Officer
Date:  July 9, 1998

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




                                  EXHIBIT INDEX




 EXHIBIT NO.                        DOCUMENT

    4.01 Indenture dated as of June 12, 1998 by and among Clearview Cinema Group, Inc., its subsidiaries as guarantors, and The Bank of New York, as Trustee (incorporated by references to
               Exhibit 4.04 to Registration Statement on Form SB-2 filed July 2,
               1998).

   10.01 Registration Rights Agreement dated as June 12, 1998, by and between Clearview Cinema Group, Inc., its subsidiaries as guarantors, and Lehman Brothers, Inc. (incorporated by references to Exhibit 10.32 to Registration Statement on Form SB-2 filed July 2, 1998).

  10.02 Second Amended and Restated Credit Agreement, dated as of June 12, 1998, by and between Clearview Cinema Group, Inc. and The Provident Bank (incorporated by references to Exhibit 10.21 to Registration Statement on Form SB-2 filed July 2, 1998).


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